Vanguard U.S. Growth Fund
Supplement Dated March 1, 2021, to the Prospectus and Summary Prospectus Dated December 22, 2020
Restructuring of the Investment Advisory Team

The Board of Trustees of Vanguard World Fund, on behalf of Vanguard U.S. Growth Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing Jackson Square Partners, LLC (Jackson Square) as an investment advisor to the Fund. All references to Jackson Square and all other details and descriptions regarding Jackson Square’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are removed in their entirety. The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 023A 032021

Vanguard World Fund

Supplement Dated March 1, 2021, to the Statement of Additional Information Dated December 22, 2020

Restructuring of the Investment Advisory Team for Vanguard U.S. Growth Fund
The Board of Trustees of Vanguard World Fund, on behalf of Vanguard U.S. Growth Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing Jackson Square Partners, LLC (Jackson Square) as an investment advisor to the Fund. All references to Jackson Square and all other details and descriptions regarding Jackson Square’s management of certain assets of the Fund in the Statement of Additional Information are removed in their entirety. The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following is added to the introductory text on page B-61:
Jackson Square Partners, LLC provided investment advisory services for a portion of Vanguard U.S. Growth Fund from 2010 until March 2021.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023H 032021